                                                                       EXHIBIT 1



                             JOINT FILING AGREEMENT



                  By this Agreement, the undersigned agree that this Statement on Schedule 13D being filed on or about this date, and any subsequent amendments thereto filed by any of us, with respect to the securities of Vivendi Universal S.A. is being filed on behalf of each of us.

DATED:   May 30, 2001

                          EDGAR M. BRONFMAN, individually, as trustee under certain trusts for the benefit of descendants of the late Samuel Bronfman, as Managing Partner of Bronfman Associates and as trustee or director of certain charitable foundations

                          By:  /s/ Matthew Bronfman
                               ------------------------------
                               Matthew Bronfman
                               Attorney-in-Fact (Pursuant to a Power of
                               Attorney previously filed with the Securities and Exchange Commission)


                          THE HON. CHARLES R. BRONFMAN, individually, as a manager of a certain general partner of CRB Associates, Limited Partnership and as director or trustee of certain charitable foundations

                          By:  /s/ Michel Boucher
                               ------------------------------
                               Michel Boucher
                               Attorney-in-Fact (Pursuant to a Power of
                               Attorney previously filed with the Securities and Exchange Commission)
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                          SAMUEL BRONFMAN II, individually and as trustee of
                          a certain charitable foundation

                          By:  /s/ Matthew Bronfman
                               ------------------------------
                               Matthew Bronfman
                               Attorney-in-Fact (Pursuant to a Power of
                               Attorney previously filed with the Securities and Exchange Commission)


                          EDGAR BRONFMAN, JR., individually, as trustee under a certain trust for the benefit of descendants of the late Samuel Bronfman and as trustee of a certain charitable foundation

                          By:  /s/ Matthew Bronfman
                               ------------------------------
                               Matthew Bronfman
                               Attorney-in-Fact (Pursuant to a Power of
                               Attorney previously filed with the Securities and Exchange Commission)


                          MATTHEW BRONFMAN, individually and as trustee under a certain trust for the benefit of descendants of the late Samuel Bronfman

                          /s/ Matthew Bronfman
                          ------------------------------
                          MATTHEW BRONFMAN


                          STEPHEN R. BRONFMAN, as trustee under a certain trust for the benefit of descendants of the late Samuel Bronfman and as director of certain charitable foundations

                          By:  /s/ Michel Boucher
                               ------------------------------
                               Michel Boucher
                               Attorney-in-Fact (Pursuant to a Power of
                               Attorney previously filed with the Securities and Exchange Commission)
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                          ELLEN J. BRONFMAN HAUPTMAN, individually, as
                          trustee under a certain trust for the benefit of descendants of the late Samuel Bronfman and as director of a certain charitable foundation

                          By:  /s/ Michel Boucher
                               ------------------------------
                               Michel Boucher
                               Attorney-in-Fact (Pursuant to a Power of
                               Attorney previously filed with the Securities and Exchange Commission)


                          MILDRED KALIK, as trustee under certain trusts for the benefit of descendants of the late Samuel Bronfman

                          /s/ Mildred Kalik
                          -------------------------
                          MILDRED KALIK


                          MAYO A. SHATTUCK, III, as trustee under certain trusts for the benefit of descendants of the late Samuel Bronfman

                          By:  /s/ Mildred Kalik
                               ------------------------------
                               Mildred Kalik
                               Attorney-in-Fact (Pursuant to a Power of
                               Attorney previously filed with the Securities and Exchange Commission)


                          JOHN S. WEINBERG, individually, as trustee under a certain trust for the benefit of John S. Weinberg and as trustee under certain trusts for the benefit of descendants of the late Samuel Bronfman

                          By:  /s/ Mildred Kalik
                               ------------------------------
                               Mildred Kalik
                               Attorney-in-Fact (Pursuant to a Power of
                               Attorney previously filed with the Securities and Exchange Commission)

                          ARNOLD M. LUDWICK, as trustee under a certain trust for the benefit of descendants of the late Samuel Bronfman and as a director of certain charitable foundations

                          By:  /s/ Michel Boucher
                               ------------------------------
                               Michel Boucher
                               Attorney-in-Fact (Pursuant to a Power of
                               Attorney previously filed with the Securities and Exchange Commission)


                          ROBERT S. VINEBERG, as trustee under a certain trust for the benefit of descendants of the late Samuel Bronfman

                          By:  /s/ Michel Boucher
                               ------------------------------
                               Michel Boucher
                               Attorney-in-Fact (Pursuant to a Power of
                               Attorney previously filed with the Securities and Exchange Commission)


                          STEVEN H. LEVIN, as trustee under certain trusts for the benefit of descendants of the late Samuel Bronfman

                          By:  /s/ Michel Boucher
                               ------------------------------
                               Michel Boucher
                               Attorney-in-Fact (Pursuant to a Power of
                               Attorney previously filed with the Securities and Exchange Commission)


                          GUY P. LANDER, as a manager of a certain general partner of CRB Associates, Limited Partnership and as trustee under certain trusts for the benefit of descendants of the late Samuel Bronfman

                          By:  /s/ Michel Boucher
                               ------------------------------
                               Michel Boucher
                               Attorney-in-Fact

                          TREVOR CARMICHAEL, as trustee under a certain trust for the benefit of descendants of the late Samuel Bronfman

                          By:  /s/ Michel Boucher
                               ------------------------------
                               Michel Boucher
                               Attorney-in-Fact (Pursuant to a Power of
                               Attorney previously filed with the Securities and Exchange Commission)


                          NEVILLE LEROY SMITH, as trustee under a certain trust for the benefit of descendants of the late Samuel Bronfman

                          By:  /s/ Michel Boucher
                               ------------------------------
                               Michel Boucher
                               Attorney-in-Fact (Pursuant to a Power of
                               Attorney previously filed with the Securities and Exchange Commission)


                          BRUCE I. JUDELSON, individually, as a manager of a certain general partner of CRB Associates, Limited Partnership and as a trustee under certain trusts for the benefit of descendants of the late Samuel Bronfman

                          By:  /s/ Michel Boucher
                               ------------------------------
                               Michel Boucher
                               Attorney-in-Fact (Pursuant to a Power of
                               Attorney previously filed with the Securities and Exchange Commission)


                          ANDELL INVESTMENTS (LUXEMBOURG) S.A.R.L.

                          By:  /s/ Michel Boucher
                               ------------------------------
                               Michel Boucher
                               Attorney-in-Fact